                                                                 Exhibit 10.15



                            INDEMNIFICATION AGREEMENT



         This Indemnification Agreement ("Agreement") is made as of this 4th day of September, 1996 by and between Office Depot, Inc., a Delaware corporation (the "Company") and ____________________ ("Indemnitee"), a director and/or officer of the Company.

         WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks at the same time as liability insurance has been severely limited;

         WHEREAS, Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protection; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:


         1. INDEMNIFICATION.

            (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify
Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or any subsidiary of the Company or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plan of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

            (b) PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery of the State of Delaware or such other court shall deem proper.

            (c) MANDATORY PAYMENT OF EXPENSES. To the extent that
Indemnitee has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsection (a) or (b) of this Section 1 or in defense of any claim, issue, or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) and any costs of settlement actually and reasonably incurred by Indemnitee in connection therewith.

         2. AGREEMENT TO SERVE. In consideration of this Agreement, Indemnitee agrees to continue to serve as an officer or director of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity in which Indemnitee currently serves and in any other capacity as an officer or director of the Company or any subsidiary of the Company subsequently assigned to Indemnitee, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the by-laws of the Company or any subsidiary of the Company or until such time as Indemnitee tenders his or her resignation in writing; provided however, that nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

         3. Expenses;  Indemnification Procedure.

            (a) ADVANCEMENT OF EXPENSES. The Company shall advance all expenses incurred by Indemnitee, and, to the fullest extent permitted by law, amounts paid in settlement by Indemnitee in connection with the investigation, defense, settlement, or appeal of any civil or criminal action, suit, or proceeding referenced in Subsection (a) or (b) of Section 1. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within 20 days following delivery of a written request therefor by Indemnitee to the Company.

            (b) COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

            (c) PROCEDURE. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than 20 days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's certificate of incorporation or by-laws providing for indemnification, is not paid in full by the Company within 20 days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct that make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, any committee or subgroup of its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct shall be dispositive.

            (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

            (e) SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided, that

(i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

         4. Additional Indemnification Rights;  Non-Exclusivity.

            (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the full extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's certificate of incorporation, by-laws, or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule that expand the right of a Delaware corporation to indemnify a member of its board of directors or its officers, such changes shall be, ipso facto, within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any changes in any applicable law, statute, or rule that narrow the right of a Delaware corporation to indemnify a member of its board of directors, such changes, to the extent not otherwise required by such law, statute, or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

            (b) NON-EXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's certificate of incorporation, by-laws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit, or other covered proceeding.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal, or settlement of any civil or criminal action, suit, or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expense, judgments, fines, or penalties to which Indemnitee is entitled.

         6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law will override Delaware law and prohibit the Company from indemnifying its directors and officers. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws and federal legislation prohibits indemnification for certain violations of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Indemnitee understands and acknowledges that in the event the Company undertakes a public offering of its securities pursuant to a registration with the Securities and Exchange Commission (the "SEC"), the Company may be required to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability pursuant to court order to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

            (a) EXCLUDED ACTIONS OR OMISSIONS. To indemnify Indemnitee for indemnitee's actions, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law;

            (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the General Corporation Law of the State of Delaware, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Company's board of directors finds it to be appropriate;

            (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous;

          (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) that have been paid directly to Indemnitee by an insurance carrier under a policy of director and officer liability insurance maintained by the Company; or

            (e) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         9. Construction of Certain Phrases.

            (a) For purposes of this Agreement, references to the "Company" shall include, in addition to Office Depot, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that if Indemnitee is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

            (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, or agent of the Company that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives, and assigns.

         12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         13. NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed duly given on the third business day after the date postmarked, if sent by domestic certified or registered mail with postage prepaid, or, if delivered by other means, on the date actual notice is received. Notice to the Company shall be directed to the President of the Company. The addresses for such notice to Indemnitee is as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         14. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

         15. GOVERNING LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.



                                          OFFICE DEPOT, INC.

                                           By:_______________________________

                                           Its:_______________________________



INDEMNITEE:

------------------------------
(signature)


------------------------------
(type or print name)


------------------------------


------------------------------
(address)